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                                                                    EXHIBIT 99.2



               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Dunia A. Shive, Executive Vice President/Chief Financial Officer of Belo Corp. (the "Company"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of the Company, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o the Company's Annual Report on Form 10-K for the year ended December 31, 2001;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to any of the foregoing.


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
Signature                                            Subscribed and sworn to before me this 9th day of
                                                     August, 2002.

   /s/ Dunia A. Shive
------------------------------------------------
Dunia A. Shive                                         /s/ Gicela G. Gonzalez
Executive Vice President/Chief Financial Officer     --------------------------------------------------
(Principal Financial Officer)                        Notary Public

August 9, 2002                                       My Commission Expires:    7/18/03
                                                                           ----------------------------
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